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Supplement to the Prospectus dated February 13, 1996

  The table on page 4 is amended to read as follows:

      MANHATTAN ASSETS

      INVESTMENT STYLE: Broadly diversified, small-, medium- and large-cap growth fund.

  The second and third paragraphs under the heading "Neuberger& Berman MANHATTAN Portfolio" on pages 10-11 are amended to read as follows:

      Neuberger&Berman MANHATTAN Portfolio generally invests in securities of small-, medium-, and large-capitalization companies believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental.

      The Portfolio uses a "growth at a reasonable price" investment approach. When N&B Management believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with relatively higher multiples to measures of economic value (such as earnings or cash flow) than other Portfolios. The Portfolio focuses on companies with strong balance sheets and reasonable valuations relative to their growth rates. It also diversifies its investments among many companies and industries.

      The Portfolio's growth investment program involves greater risks and share price volatility than programs that invest in more undervalued securities. The Portfolio may invest in
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      common  stocks of companies with  small market capitalizations ("small-cap companies"). Small-cap company stocks have higher risk and volatility than securities of companies with larger market capitalizations because most small-cap company stocks are not as broadly traded and their prices thus may fluctuate more widely and abruptly. Small-cap company securities are also less researched and often overlooked and undervalued in the market. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Portfolio may be more appropriate for investors with a longer-range perspective.

  MANAGEMENT AND ADMINISTRATION--Investment Manager, Administrator, Distributor, and Sub-Adviser

  Neuberger&Berman FOCUS Portfolio and Neuberger&Berman GUARDIAN
Portfolio--Effective December 31, 1996, Lawrence Marx III will no longer have responsibility for management of these Portfolios. Kent C. Simons and Kevin Risen will continue to be responsible for day-to-day management.

               The date of this Supplement is December 17, 1996.

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